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                               EXHIBIT 1.A.(10)
        APPLICATION FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY









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                              Legacy Builder Plus
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PFL Life
Insurance Company

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       Application for
       Life Insurance





                           PFL LIFE INSURANCE COMPANY
                              Cedar Rapids, Iowa
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NOTICE TO PROPOSED INSURED
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Thank you for your application. We appreciate your efforts in completing each part of the application truthfully, accurately, and completely.

Once we receive your application, we will begin an evaluation process called underwriting to determine whether you are eligible for insurance and, if so, the rate you should pay for that insurance. We may find that we are unable to give you the insurance you have applied for or that we are able to give it to you only on a modified basis or at a rate greater than our lowest rate. For example, if you have ever used any kind of tobacco or any other nicotine product, you may not be eligible for our lowest rate. Your application will be our primary source of information; therefore, it must be true, complete, and accurate. You must inform us of a change to any part of your application before accepting delivery of a policy, in fact, you agree to do so when you sign your application. We may seek information from other sources to help us evaluate the information you give us on your application.
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CONTESTABILITY
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We strongly urge you to review the completed application closely for accuracy.
During the first two policy years, a claim may be denied or your coverage may be rescinded or contested by a lawsuit if the application is incomplete or if it contains false statements, misrepresentations, acts, omissions, or is procured by fraud. If the policy is rescinded or the lawsuit is successful, the policy will be void and coverage will be lost. Any policy that is delivered to you will indicate when and under what circumstances it may be contested. The policy can only be contested for non-payment of premium after the policy is in force for two (2) years during the lifetime of the insured. Please be aware that if the application contains false or deceptive statements and you submitted it with the intent to defraud or to facilitate fraud against us, you may also be guilty of insurance fraud.
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REPLACEMENT OF EXISTING COVERAGE
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If you intend to replace existing coverage, tell the agent of your intention and answer "yes" to the replacement question in the application; state law may require the agent to give you information that will help you compare the policy you are applying for with the policy you intend to replace. If you are undecided about keeping existing coverage, indicating an intention to replace existing coverage may help you get the information you need to make a decision. If you do replace existing coverage, the new policy may contain new suicide and contestable periods. The following would be considered replacement: you stop paying premiums for the insurance for which you are applying. State laws define replacement to include other situations. Please ask your agent if you are unsure.
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INSURANCE INFORMATION PRACTICES
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We will rely primarily on information provided by you. We may supplement that information with information from other sources such as medical professionals who have treated you. In some cases, we may ask a consumer-reporting agency to collect information and submit an investigative consumer report to us as explained in this Notice under Federal Fair Credit Reporting Act. You may request to be interviewed in connection with the preparation of this report. You have the right to be told about and to see the copy if you wish, items of personal information about you that appear in our files, including information contained in investigated consumer reports. You also have the right to seek correction of information you believe to be inaccurate. We will send you a more detailed explanation of our information practices if you send us a written request. You may send your request to the Director of Underwriting, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183.
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FAIR CREDIT REPORTING PRE-NOTICE
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A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living, and personal characteristics.
This information may be obtained through personal interviews with your friends, neighbors, and associates. Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183. You have the right to request additional information concerning the nature and scope of the investigation to be performed. A summary of your rights is set forth on the attached signature page of the application. To make this request, you must write the Underwriting Department, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183.
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MIB DISCLOSURE NOTICE
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Information regarding your insurability will be treated as confidential. The
Company or its reinsures may, however, make a brief report to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates on information exchange on behalf of its members. If you apply to another Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a Company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02122, telephone number
(617) 426-3660.

The Company or its reinsures may also release information in this file to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.
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6001 V799                                                                 Page 2

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PFL Life Insurance Company
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  Section 1. PLAN OF INSURANCE
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  Plan of Insurance:                      Premium Amount: $
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  Section 2. INSURED INFORMATION
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  Name:           Social Security Number:         Sex: [_] Male  [_] Female
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  Street Address:                Date of Birth:                     Age:
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  City:                          Place of Birth:(State or Country):
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  State:        Zip Code:        Occupation:
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  Beneficiary:              Relationship to Insured:        Soc. Sec. Number:
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  Contingent Beneficiary:   Relationship to Insured:        Soc. Sec. Number:
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  Will this policy replace or change any existing life
  insurance or annuity policy(ies)?                         [_] Yes  [_] No
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  If yes, indicate policy number(s) and Company name(s)?
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  Is this intended to be a
  1035 Exchange?            [_] Yes  [_] No     Indicate Exchange amount:
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  If this policy will replace an existing policy, complete required replacement forms.
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  Section 3. CONTACT INFORMATION
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  Insured's Home Telephone:               Business Telephone:      Fax:
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  Preferred Place to call:     [_] Home    [_] Business
  Best Time to call:      [_] A.M.    [_] P.M.
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  E-mail Address:                 Special Comments:
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  Secondary Addressee:
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  Street Address:
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  City:                            State:                Zip Code:
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  Section 4. OWNER INFORMATION: (if other than proposed insured)
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  Name:
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  Street Address:                                         Date of Birth:
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  City:                   State:                          Zip Code:
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  Relationship To Insured:                    Social Security Or Tax ID Number:
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  Section 5. BASIC HEALTH QUESTIONS
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  A.  Insured:   Height:             Weight:
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  B. Within the last 5 years, have you been treated for or been told by a member of the medical profession that you had heart disease or circulatory problems, stroke, cancer, diabetes, kidney or liver disorder, lung or respiratory disorder, Alzheimer's Disease, mental or psychiatric disorder, alcohol or drug abuse? If yes, please circle the applicable ailment(s).
                                                               [_] Yes   [_] No
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  C. Within the last 10 years, have you been diagnosed by a member of the medical profession as having AIDS (Acquired Immune Deficiency Syndrome), or have you tested positive for exposure to the HIV (Human Immunodeficiency
     Virus)?                                                   [_] Yes   [_] No
     Information concerning diagnostic testing and blood studies may be limited to those blood tests licensed by the United States Food and Drug Administration. The Applicant need not reveal the results of any test performed at an anonymous counseling and testing site.
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  D. Within the past 12 months, have you smoked cigarettes, cigars, pipes or
     used chewing tobacco?                                     [_] Yes   [_] No
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  E. Within the past 12 months, have you been admitted to a hospital
     or nursing home?                                          [_] Yes   [_] No
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  F. Have you ever been declined, rated or postponed for insurance or reinstatement of life, accident or sickness insurance or has a policy ever
     been canceled or renewal refused?                         [_] Yes   [_] No
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  Section 6.SPECIAL REQUEST
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  If this life insurance cannot be issued, do you want to apply for an annuity
  policy?                                                      [_] Yes   [_] No
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6001V799                                                                  Page 3

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Section 7. PERSONAL FINANCIAL STATEMENT
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A) Gross Income Current Yr  $_____________________

B) Gross Income Previous Yr $_____________________

C) Net Worth                $_____________________

For over $1 million applied coverage complete a separate financial questionnaire

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Section 8. ADDITIONAL BENEFITS - PRIMARY INSURED ONLY
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[_] Asset Rebalancing

[_] Dollar Cost Averaging (Refer to Section 12)

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Section 9.  SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY - Complete for all
variable plans
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A) Have you, the Proposed Insured, and Purchaser, if other
   than the Proposed Insured, received the current Prospectus
   for the policy?                                               [_] Yes  [_] No
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B) DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR
   (EXCLUSIVE OF ANY OPTIONAL BENEFITS), THE AMOUNT OF DEATH
   BENEFIT AND THE ENTIRE AMOUNT OF THE POLICY CASH VALUE MAY
   INCREASE OR DECREASE DEPENDING UPON THE INVESTMENT
   EXPERIENCE?                                                   [_] Yes  [_] No
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C) With this in mind, is the policy in accord with your insurance
   objectives and your anticipated financial needs?              [_] Yes  [_] No

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Section 10. TO BE COMPLETED BY APPLICANT/OWNER
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Telephone Transfer Authorization: (See Prospectus for telephone transfer procedures.) The following individual(s) is/are authorized to make telephone transfer requests (check one only)

[_] Owner(s) only, or

[_] Owner(s) and Owner's Registered Representative
    (Print Representative's Name) ___________________________________________

[_] I do not want telephone transfer privileges

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Section 11. ACCOUNT ALLOCATIONS - (For Variable Plans Only) Must equal a whole number and total 100%
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VARIABLE OPTIONS

AIM V.I. Capital Appreciation Fund                        ___%

AIM V.I. Growth & Income Fund                             ___%

AIM V.I. Value Fund                                       ___%

AIM V.I. Government Securities Fund                       ___%

Dreyfus Small Company Stock Portfolio                     ___%

Dreyfus Stock Index Fund                                  ___%

Dreyfus Money Market Portfolio                            ___%

MFS Emerging Growth Series                                ___%

MFS Research Series                                       ___%

MFS Total Return Series                                   ___%

MFS Utilities Series                                      ___%

Oppenheimer Capital Appreciation Fund/VA                  ___%

Oppenheimer Growth & Income Fund                          ___%

Oppenheimer Global Securities Fund/VA                     ___%

Oppenheimer Strategic Bond Fund/VA                        ___%

Oppenheimer High Income Fund/VA                           ___%

WRL Janus Growth                                          ___%

WRL VKAM Emerging Growth                                  ___%

WRL Janus Global                                          ___%

DCA Dreyfus Money Market Portfolio                        ___%

FIXED OPTIONS

Fixed Fund                                                ___%

DCA Fixed Fund One (Six Months), OR                       ___%

DCA Fixed Fund Two  _____________________________         ___%

Total Variable & Fixed                                    100%
                                                          ====
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Section 12. DOLLAR COST AVERAGING - (Authorized by Owner in Section 8.)
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A percentage can be systematically transferred from the DCA account and transferred to one or more of the investments options listed below. Please refer to the prospectus for more information on the Dollar Cost Averaging option. Transfers will be made on a monthly basis.

DCA Transfer Options:  Transfer to (investment option and percentage):

                       ______________ ________.0%     ______________ ________.0%

                       ______________ ________.0%     ______________ ________.0%

                       ______________ ________.0%     ______________ ________.0%

                       ______________ ________.0%     ______________ ________.0%

                       ______________ ________.0%     ______________ ________.0%
                                                                   Total: 100.0%


6001 V799                                                                 Page 4
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TAXPAYER IDENTIFICATION NUMBER STATEMENT
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Taxpayer Identification Number (of) policyowner: _____________________________
                                                      Social Security Number
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Check the box if you ARE NOT subject backup withholding Under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code....................[_]

Check the box if you ARE subject to backup withholding under The provisions of section 3406(a)(1)(C) of the Internal Revenue Code....................[_]
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The Internal Revenue Service does not require your consent to any provision of this document other than the following certification required to avoid backup withholding.
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Under penalties of perjury, I hereby certify (1) that the Social Security or
Taxpayer I.D. number listed above is correct and (2) that my current status regarding backup withholding is correct.
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I agree that: (1) If the receipt is issued in return for the full first premium, the Company's liability will be as set forth in such receipt. If the receipt has not been issued, the Company shall incur liability under this application only when a policy has been delivered and the full first premium specified in the policy has been paid during the lifetime and continued insurability of the Persons to be Insured, as determined by the Company from this application. (2)
No modification may be made to the policy or no right of the Company waived unless agreed to in writing and signed by: (A) The President; (B) The Vice President; or (C) The Secretary of the Company.

The Proposed Insured acknowledges receipt of the MIB Disclosure Notice and Fair Credit Reporting Pre-Notice.

I represent that all the statements and answers in this application are complete and true to the best of my knowledge and belief. I agree that the statements and answers given in this application, and any amendments or application supplements to it will be the basis of any insurance issued.

Unless we have been notified of a community or marital property interest in this policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.

AUTHORIZATION: I hereby authorize any licensed physician, medical practitioner, hospital, clinic or medically related facility, insurance company, the Medical Information Bureau, consumer reporting agency, or other organization, employer, institution or person that has any records or knowledge of me or my health (or of additional insured(s), if included in the coverage applied for), to give to the Company, or its reinsurers, any such information. This includes information about drugs and alcohol and about diagnosis, treatment and prognosis of any physical or mental condition, as well as any other non-medical information. A photographic copy of this authorization shall be as valid as the original. The authorization shall be valid from the date signed below for a period of two and one half years.

I also hereby authorize PFL Life Insurance Company to provide its affiliated companies any and all information provided herein and obtained hereafter on me.

I have reviewed my existing coverage and find this policy suitable for my needs. I know that I have a right to receive a copy of this authorization upon request.


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Signed at: (City and State)                       Date:
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Signature of Proposed Insured:
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Signature of Owner: (if other than Proposed Insured)
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TO BE COMPLETED BY AGENT
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Do you have reason to believe the policy applied for is to replace or change any existing annuity or insurance owned by the applicant?

[_] Yes   [_] No   (If Yes, include state replacement forms if applicable)
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If yes, indicate policy number(s) and Company name(s):
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Did you give the "MIB Disclosure Notice" to the Proposed Insured?
[_] Yes   [_] No
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Did you comply with all requirements relative to obtaining Informed Consent for
HIV and AIDS testing?    [_] Not required      [_] Yes     [_] No
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I have reviewed the applicant's existing coverage and find this policy is suitable for his/her needs.
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Signature of Agent:                       Agent's State License Number:
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Agent's Social Security Number:
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Print Agent's Name:                       Telephone Number:
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6001 V799                                                                Page 5

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FRAUD WARNING
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The following states require that insurance applicants (owners) acknowledge a fraud warning statement. If you reside in one of the states listed below, please refer to the applicable fraud warning.
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For applicants (owners) in ARKANSAS, NEW MEXICO AND PENNSYLVANIA
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Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Applicant's Signature                                     Date
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For applicants (owners) in COLORADO
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It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance, and civil damages. Any insurance company or agent or an insurance company who knowingly provides false, incomplete, or misleading facts or information to the policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

Applicant's Signature                                     Date
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For applicants (owners) in DISTRICT OF COLUMBIA
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It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant

Applicant's Signature                                     Date
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For applicants (owners) in FLORIDA
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Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

Applicant's Signature                                     Date
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For applicants (owners) in KENTUCKY, OHIO and OKLAHOMA
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Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

Applicant's Signature                                     Date
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For applicants (owners) in NEW JERSEY
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Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Applicant's Signature                                     Date
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For applicants (owners) in MAINE and VIRGINIA
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Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

Applicant's Signature                                     Date
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6001 V799                                                                 Page 6

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CONDITIONAL RECEIPT (DO NOT COMPLETE AND GIVE TO APPLICANT UNLESS PAYMENT IS
MADE)
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CONDITIONS UNDER WHICH THIS PAYMENT SHALL CAUSE CONDITIONAL COVERAGE TO TAKE
EFFECT
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(1) Each and every person proposed for insurance must be insurable and acceptable to the Company under its underwriting rules for the amount, plan and risk classification applied for on the later of: (A) the date of application, or
(B) the date of completion of all medical tests and examinations required by the Company. (2) Any check given for payment must be honored on first presentation. (This receipt and all coverages applied for on the application are void if check or draft received for payment of the initial premium is not honored for payment on its first presentation.)

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AMOUNT OF CONDITIONAL LIFE INSURANCE COVERAGE
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If conditional coverage becomes effective under the terms of this receipt, then the amount of conditional life insurance coverage on any person proposed for insurance is the lesser of: (1) the amount of life insurance applied for on such person, or (2) $300,000 reduced by the amounts payable under all other life insurance or accidental death benefits then in force or pending with the Company.

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WHEN CONDITIONAL COVERAGE BEGINS
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If the conditions listed above are fulfilled, then the amount of conditional coverage specified above shall take effect on the later of (1) the date of the application, or (2) the date of the completion of all medical tests and examinations required by the Company. All conditional coverages for each and every person proposed for insurance will be deemed void if the application contains material misrepresentations or is fraudulently completed. Benefits under this conditional receipt coverage will be denied if any person proposed for insurance commits suicide.

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WHEN CONDITIONAL COVERAGE ENDS
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Conditional coverage shall terminate automatically, without notice, on the earliest of the following dates: (1) the date the Company approves the policy as applied for; (2) 10 days following any counter offer by the Company to offer insurance to any person proposed for insurance under a different plan or at an increased premium or on a different rate class; (3) at the end of the fraction of a year which the payment bears to the premium required to provide one month of insurance coverage in the amount as described above; or (4) at the beginning of the 60th day following the date of this receipt.

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CONDITIONAL RECEIPT
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PFL Life Insurance Company has received from ___________________________________
this_____________ day of________________, ______________ a premium deposit of
$ ____________ in connection with an application for life insurance. Unless the conditions stated above this receipt are fulfilled, no conditional coverage shall take effect and this payment will be refunded. All premium checks must be made payable to the Insurance Company indicated above. Do not make checks payable to the agent or leave payee blank.

Date__________________________ Signature of Owner ______________________________

Date__________________________ Signature of Agent ______________________________

NOTE: If you do not receive a policy or refund of the amount you paid within 60 days from the date of this receipt please notify:

                           PFL LIFE INSURANCE COMPANY

                               Cedar Rapids, Iowa

                     P.O. Box 3183, Cedar Rapids 52406-3183

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6001 V799
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                          PFL Life Insurance Company

                              Cedar Rapids, Iowa

                    P.O. Box 3183, Cedar Rapids 52406-3183